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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        _________________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 13, 2004



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                    1-6140                                    71-0388071
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           (Commission File Number)                        (I.R.S. Employer
                                                          Identification No.)

              1600 Cantrell Road
             Little Rock, Arkansas                               72201
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   (Address of Principal Executive Offices)                   (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements and Exhibits
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     99   Press Release dated May 13, 2004

Item 12.  Results of Operations and Financial Condition.
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          On May 13, 2004, the registrant issued a press release announcing its financial results for the 13 weeks ended May 1, 2004. A copy of the press release is furnished as Exhibit 99.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.



DATED: May 13, 2004                         By:    James I. Freeman
                                               ---------------------
                                            Name:  James I. Freeman
                                            Title: Senior Vice President & Chief
                                                   Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
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   99            Press Release dated May 13, 2004.